UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

ELECTRONIC DATA SYSTEMS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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The following documents relating to the proposed merger between Electronic Data Systems Corporation (“EDS”) and Hewlett-Packard Company are attached:

1. HP Press Release, dated May 13, 2008

2. EDS CEO Email to Employees

3. Master Q&A

4. Memo to EDS Leaders

5. Investor and Security Analyst Talking Points

6. Industry Analyst Briefing

7. EDS Account Executive E-mail/Letter to Existing Clients

8. Email to EDS Pursuits (Potential Clients)

9. Agility Alliance Talking Points

10. Email to EDS Account Executives

11. EDS Key Messages and Talking Points

12. Email to EDS Sales Executives

1. HP Press Release, dated May 13, 2008

News release

Editorial contacts:

Robert Sherbin, HP

+1 650 857 2381

robert.sherbin@hp.com

Ryan J. Donovan, HP

+1 650 857 8410

ryan.j.donovan@hp.com

Asa Svanstrom, HP

+1 650 743 4427 (Investors)

asa.svanstrom@hp.com

Jeff Baum, EDS

+1 972 797 9495

jeffrey.baum@eds.com

Bob Brand, EDS

+1 972 605 1290

bob.brand@eds.com

Dave Kost, EDS

+1 214 282 3985 (Investors)

dave.kost@eds.com

HP Media Hotline

+1 866 266 7272

pr@hp.com

www.hp.com/go/newsroom

Hewlett-Packard Company

3000 Hanover Street

Palo Alto, CA 94304

www.hp.com

HP to Acquire EDS for $13.9 Billion

•       EDS shareholders to receive $25.00 per share in cash for each EDS share

•       Transaction expected to more than double HP’s revenue from services, furthering its standing as world’s largest technology company

PALO ALTO, Calif., and PLANO, Texas, May 13, 2008 – HP and EDS today announced that they have signed a definitive agreement under which HP will purchase EDS at a price of $25.00 per share, or an enterprise value of approximately $13.9 billion. The terms of the transaction have been unanimously approved by the HP and EDS boards of directors.

The transaction is expected to close in the second half of calendar year 2008 and to more than double HP’s services revenue, which amounted to $16.6 billion in fiscal 2007. The companies’ collective services businesses, as of the end of each company’s 2007 fiscal year, had annual revenues of more than $38 billion and 210,000 employees, doing business in more than 80 countries.

HP intends to establish a new business group, to be branded EDS – an HP company, which will be headquartered at EDS’s existing executive offices in Plano, Texas. HP plans that EDS will continue to be led after the deal closes by EDS Chairman, President and Chief Executive Officer Ronald A. Rittenmeyer, who will join HP’s executive council and report to Mark Hurd, HP’s chairman and chief executive officer.

HP anticipates that the transaction will be accretive to fiscal 2009 non-GAAP earnings and accretive to 2010 GAAP earnings. Significant synergies are expected as a result of the combination.

“The combination of HP and EDS will create a leading force in global IT services,” said Hurd. “Together, we will be a stronger business partner, delivering customers the broadest, most competitive portfolio of products and services in the industry. This reinforces our commitment to help customers manage and transform their technology to achieve better results.”

Rittenmeyer said, “First and foremost, this is a great transaction for our stockholders, providing tremendous value in the form of a significant premium to our stock price. It’s also beneficial to our customers, as the combination of our two global companies and the collective skills of our employees will drive innovation and enhance value for them in a wide range of industries. In addition, our Agility Alliance will be significantly strengthened.”

Acquiring EDS advances HP’s stated objective of strengthening its services business. The specific service offerings delivered by the combined companies are: IT outsourcing, including data center services, workplace services, networking services and managed security; business process outsourcing, including health claims, financial processing, CRM and HR outsourcing; applications, including development, modernization and management; consulting and integration; and technology services. The combination will provide extensive experience in offering solutions to customers in the areas of government, healthcare, manufacturing, financial services, energy, transportation, communications, and consumer industries and retail.

Under the terms of the merger agreement, EDS stockholders will receive $25.00 for each share of EDS common stock that they hold at the closing of the merger. The acquisition is subject to customary closing conditions, including the receipt of domestic and foreign regulatory approvals and the approval of EDS’s stockholders.

Audio webcasts

This morning, HP and EDS will jointly conduct two audio webcasts, one with investors and the other with media, to discuss HP’s agreement to acquire EDS.

Audio webcast for financial analysts and stockholders: 8 a.m. ET / 5 a.m. PT, hosted by Hurd and Rittenmeyer, at www.hp.com/investor/hpedswebcast.

Audio webcast for media: 9 a.m. ET / 6 a.m. PT, hosted by Hurd and Rittenmeyer, at www.hp.com/go/HPtoacquireEDS.

About EDS

EDS (NYSE: EDS) is a leading global technology services company delivering business solutions to its clients. EDS founded the information technology outsourcing industry more than 45 years ago. Today, EDS delivers a broad portfolio of information technology and business process outsourcing services to clients in the manufacturing, financial services, healthcare, communications, energy, transportation, and consumer and retail industries and to governments around the world. Learn more at eds.com.

About HP

HP focuses on simplifying technology experiences for all of its customers – from individual consumers to the largest businesses. With a portfolio that spans printing, personal computing, software, services and IT infrastructure, HP is among the world’s largest technology companies, with revenue totaling $107.7 billion for the four fiscal quarters ended Jan. 31, 2008. More information about HP (NYSE: HPQ) is available at www.HP.com.

Note to editors: More news from HP, including links to RSS feeds, is available at www.hp.com/hpinfo/newsroom/.

Additional information and where to find it

EDS intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of EDS. Before making any voting or investment decision with respect to the merger, investors and stockholders of EDS are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS’s Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 — Attention: Investor Relations.

Participants in the solicitation

EDS and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the merger. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP’s Annual Report on Form 10-K filed on December 18, 2007. Information about EDS’s directors and executive officers is set forth in EDS’s proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS’s Annual Report on Form 10-K filed on February 27, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that EDS intends to file with the SEC.

Forward-looking statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, EDS’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s and EDS’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2008 and EDS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008. HP and EDS assume no obligation and do not intend to update these forward-looking statements.

© 2008 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.

5/2008

2. EDS CEO Email to Employees

Ron Rittenmeyer Employee E-mail

Today is a historic day for the future of all of us at EDS, our valued clients, our shareholders and the entire IT industry. EDS and HP have reached a definitive agreement for HP to purchase EDS.

This transaction would be the largest ever in the IT services market and would create a formidable global competitor. EDS would join the world’s largest technology company. HP enjoys a well-respected global brand and broad worldwide resources – along with a strong operational background.

When the transaction is completed, which is expected in the second half of the year, HP will establish a new business group and brand it EDS – an HP company.

Importantly, EDS would retain the brand all of you have worked so hard to build over the last 45 years. EDS headquarters will remain in Plano and I plan to continue as chairman, president and CEO of this new business group.

Obviously, this news means major changes for everyone involved. There are many questions to be answered and decisions to be made in the coming months. Ensuring a successful integration is our top priority.

What doesn’t change, however, is EDS’ commitment to provide excellent service for our clients. And, we will relentlessly pursue new business while continuing to build the best delivery process in our industry. The core values of EDS are shared by HP, which makes this even more of a winning combination.

In the weeks ahead, I promise to communicate often with you about milestones and decisions affecting our company and our careers. We will thoughtfully manage this entire transition process – just as EDS and HP have done for many other companies we have each acquired.

To begin the dialogue, I invite you to watch a broadcast tomorrow to discuss the transaction. It will air live at 1 p.m. Central time on our EDS Global Broadcast Network, and will be re-broadcast often over the next several days. You will receive more information on the broadcast shortly.

As we complete this agreement, I ask each of you to stay committed to your work, performing at the high levels of service we expect for our clients and from ourselves. I know I can count on you to deliver.

We are – and will remain – EDS.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

3. Master Q&A

GENERAL FAQs

Q:	What is being announced by HP and EDS today?

A:	EDS and HP announced today they have signed a definitive agreement for HP to acquire EDS. The acquisition is subject to certain closing conditions, including regulatory approvals and the approval of EDS stockholders.

Q:	When will the deal close?

A:	The transaction is expected to close in the second half of 2008.

Q:	Why is this a good strategic fit for both companies?

A:	The transaction combines the strengths of the company that founded the IT services industry, with those of the world’s largest technology company.

This acquisition creates a more competitive marketplace in the technology industry providing customers with a globally scaled choice for managing their most critical business technology needs.

The acquisition is consistent with both companies’ commitments to manage and transform their customers’ technology environments to deliver better results.

The transaction will provide customers with a highly scaled business and technology partner, offering one of the industry’s broadest portfolio of services and products.

Q:	Will HP’s IT services unit be folded into EDS?

A:	We expect that certain HP IT services organizations will be folded into EDS. The integration planning process will assist in making final decisions on the optimal fit.

Q:	How many HP employees will be folded into EDS?

A:	This will be determined by the integration planning process, which will be completed after the transaction has closed.

Q:	What happens to the current EDS senior management team after close of the acquisition?

A:	EDS and HP executive positions will be evaluated, and the integration plans, including executive appointments, will be communicated after the deal closes.

Q:	Will EDS headquarters remain in Plano, Texas?

A:	Yes.

Q:	How does the newly acquired EDS fit into HP’s organization structure?

A:	Underscoring the importance of IT services to the company, HP intends to establish a new business group, to be branded EDS – an HP company. This branding signals that the unit is dedicated to the IT services industry and is enhanced by HP’s standing as the world’s largest technology company.

Q:	What happens to the existing HP IT services business?

A:	We expect certain HP IT services organizations will be folded into EDS – an HP company. The integration planning process will assist in making final decisions on the optimal fit.

Q:	How does this transaction impact EDS’ Best Shore® strategy?

A:	EDS will continue to deploy resources in lower-cost, high-quality areas around the globe in order to serve the needs of our global client base. HP’s global resources will augment that ongoing strategy.

Q:	Will any EDS or HP facilities around the globe be shut down as a result of this transaction?

A:	The assessment of facilities and real estate will occur as part of the integration activities.

Q:	Will EDS retain its newly implemented brand program?

A:	Yes, with the modification that we will now be branded as EDS – an HP company.

Q:	What synergies does HP expect to attain?

A:	HP sees significant opportunities to drive a leaner cost structure for the services businesses.

This acquisition is consistent with HP’s commitment to help customers manage and transform their technology environments to achieve better results.

The transaction will provide customers with a highly scaled business partner, offering one of the industry’s broadest portfolios of products and services.

The combination of EDS and HP brings together best-in-class hardware, software and services offerings.

Together, EDS and HP will also provide extensive experience in industry-specific solutions to a broad customer base.

Q:	What happens to EDS subsidiaries like MphasiS, ExcellerateHRO and recent acquisitions such as Vistorm and Saber?

A:	The EDS subsidiaries are key components of our strategy and sales and delivery system. It is expected to take several months to complete this transaction, and it is early to speculate about any direct impact such an event might have on EDS’ subsidiaries.

FINANCIAL FAQs

Q:	How long before the transaction will be completed?

A:	We expect the transaction to be completed in the second half of 2008.

Q:	Does this require HP’s or EDS’ stockholder approval?

A:	This transaction requires the approval of the holders of a majority of EDS’ outstanding shares. The approval of HP’s stockholders is not required.

This deal is also subject to customary antitrust and competitive review with Hart Scott Rodino Antitrust Act, the European Union and others.

Q:	When will EDS stock be delisted from the NYSE?

A:	At the closing of the transaction.

ACCOUNT EXECUTIVE & CLIENT FAQs

Q:	Is there much overlap between the HP and EDS customer bases?

A:	There is relatively little overlap in the customer bases specific to services. Fewer than 30 of EDS’ top 300 accounts overlap with HP’s top 100 accounts. The companies’ customer bases are complementary and they collectively will have access to a highly scaled business partner with the industry’s broadest portfolio of products and services.

Q:	When will EDS/HP start marketing to existing EDS/HP clients?

A:	Until the transaction closes, both companies will operate as separate and independent companies. Customers will continue their existing relationships with HP and EDS account executives, sales representatives and partners. Upon the close of the transaction, we will work closely with customers to ensure they are served by our best joint resources.

Q:	How will customers be notified of their account team leads? Whom should they contact for sales-related questions?

A:	Until the transaction closes, both companies will operate as separate and independent companies. Customers will continue their existing relationships with HP and EDS account executives, sales representatives and partners. Upon the close of the transaction, we will work closely with customers to ensure they are served by our best joint resources.

Q:	Will EDS continue to offer customers a range of products, or will they market only HP products?

A:	We will continue to offer our clients a range of products and services that best meets their needs. Clearly HP offerings will be an important part of the portfolio of offerings we will market to our clients.

Q:	Will you be changing your solutions to include HP products?

A:	We are committed to providing the best overall value to you, regardless of brand name.

We will honor our contract and will not make any technology changes not allowed by the contract without your consent.

Until the transaction closes, we are required to operate separately and independently from HP. However, once we are able to integrate the two companies we expect opportunities to provide additional value to your business.

Even in the future, you will not be forced down one particular technology path – we will continue to propose the solutions that offer you the greatest business value.

We expect to continue the EDS Agility Alliance structure and continue to provide clients the best solution for the best value.

Q:	Do my contacts change?

A:	We have no plans to change our team serving your business. The same team will be on the ground tomorrow doing what they have been doing to provide the quality and service you expect.

When the transaction is completed, EDS will continue to be run as a new business group and, as a part of HP, will have access to their broad and diverse portfolio.

So, no immediate changes in the team are anticipated.

We believe HP and EDS will provide access to an even deeper pool of available talent to serve you in the future.

Q:	In periods of change like this, people get nervous. How will you ensure that key personnel on my account are retained?

A:	We have always provided competitive benefits and a great working environment.

We believe the transaction being proposed will only add to the opportunities for our employees.

Q:	I believe my contract has a change of control clause. Can you tell me what my options are?

A:	We can certainly schedule time to discuss that in the future. But remember that nothing has changed as of yet.

We believe this transaction will be positive and will make us an even stronger company. You should remain secure in the knowledge that we will continue to honor our contract and provide you with outstanding service.

Q:	HP also provides hardware [and/or services] to us, and has an account manager resident on site as well. Will you be moving under them, vice versa, or will one of you be eliminated?

A:	Everything will be status quo at least until the transaction is completed. After that, obviously we will look at the optimal organizational structure to provide the most value to our customers.

We will not take any action without discussing it with you in advance.

Q:	When will the transaction close? What changes for me the day after it closes?

A:	We expect the transaction to close some time in the second half of 2008, but we cannot predict exactly when.

Following the close, we will remain dedicated to continue to provide the top quality service you’ve come to expect at a competitive price.

Q:	How and when will the marketing and sales teams of HP and EDS be integrated?

A:	Until the transaction closes, HP and EDS will operate as separate and independent companies.

After the transaction is completed, we will look at the optimal organizational structure to provide the most value to our customers.

Q:	What will happen to the EDS Agility Alliance?

A:	EDS remains committed to the Agility Alliance, which will be significantly strengthened by this transaction. EDS will benefit from additional hardware and software and other skilled resources provided by HP. As always, our solutions for customers will be predicated on providing the best technologies and services.

Q:	Why did EDS AEs not receive a “Heads Up” regarding this announcement so we were able to inform our clients?

A:	We understand your desire to be proactive with your clients; however, maintaining confidentiality of this transaction until an agreement was reached was obviously critical to the corporation.

[If applicable for add-on pursuits at existing clients.]

Q:	Both EDS and HP are responding to my RFP. Does anything change?

A:	No. We will continue to operate and pursue your business independently until the transaction is completed.

Of course, we continue to want to earn your business, but that is a choice you will make for yourself.

Q:	Why shouldn’t I just wait to make my decision?

A:	Again, the decision is entirely yours, but we believe our proposals will stand on their own. We are committed to the value we are offering to you; the sooner we can begin working together, the quicker we can begin providing that value to you.

PURSUIT/PROSPECTIVE CLIENT FAQs

Q:	Will you be changing your solutions to include HP products?

A:	We are committed to providing the best overall value to you, regardless of brand name.

We expect there will be additional opportunities for value creation based on integrating the resources of the two companies, but at this point, we are required to compete separately.

Even in the future, you will not be forced down one particular technology path – we will continue to propose the solutions that offer the greatest business value for you.

We expect to continue the EDS Agility Alliance structure and continue to provide our clients with the best solution for the best value.

Q:	Do my contacts change?

A:	There are no plans to change our team responding to you as a client at this time.

When the transaction is completed, EDS will be run as a new business group and, as a part of HP, will have access to their broad and diverse portfolio.

We believe that HP and EDS will provide access to an even deeper pool of available talent to serve you in the future.

Q:	Both EDS and HP are responding to my RFP. Does anything change?

A:	No. We will continue to pursue your business independently until such time as a the transaction is completed.

We believe you should make your choice of provider on its merits.

Of course, we want to earn your business, but that is a choice you will make for yourself.

Q:	Why shouldn’t I just wait to make my decision?

A:	Again, the decision is entirely yours, but we believe our proposals will stand on their own. We are committed to the value we are offering to you.

The sooner we can begin working together, the quicker we can being providing that value to you.

EMPLOYEE FAQs

We recognize a change of this magnitude often brings uncertainty and concerns. We know you will have many detailed questions, which we cannot answer right away. Providing the transaction is finalized and the integration of our companies begins, EDS will be committed to communicating decisions that affect you as quickly as we can.

Q:	What does today’s announcement mean for EDS employees?

A:	Upon closing the transaction, EDS employees will be part of the world’s largest technology company. We will be a stronger, more competitive company. The combination will enhance our capabilities and drive the long-term success of our organization.

We expect to complete the transaction in the second half of 2008. As a result, between now and the closing, there will be no changes in the daily activities of EDS. Our collective focus is to provide outstanding service to EDS’ clients.

Q:	Does EDS plan to implement work force reductions as a result of this transaction?

A:	It’s too early to speculate on work force actions related to this event. Decisions will be made as the organizations are integrated in the months ahead. We’re committed to communicating directly and frequently with all employees.

At the appropriate stage in the integration planning process, HP and EDS will review their collective talent and assets to build the most efficient organization. Both companies will follow local laws as they apply.

Q:	Will EDS employee benefits change?

A:	Between now and year-end 2008, there will be no significant changes to employee benefits. Decisions regarding benefits will be made and communicated as the companies are integrated in the months ahead.

Q:	How will this acquisition affect the future of EDS U.S. pension/401(k) plans?

A:	Between now and year-end 2008, there will be no significant changes to employee benefits. Decisions regarding benefits will be made and communicated as the organizations are integrated in the months ahead.

Q:	Will there be any changes to EDS retiree benefits or pension plans?

A:	Between now and the closing of the transaction, there will be no significant changes to employee benefits. Decisions regarding benefits will be made and communicated as the organizations are integrated in the months ahead.

Q:	Will EDS job codes/salary ranges change once the transaction is finalized?

A:	Decisions will be made as the organizations are integrated in the months ahead. We’re committed to communicating directly and frequently with all employees.

Q:	How will employees be kept informed of ongoing changes and developments?

A:	Moving forward, your leader and EDS Global Marketing & Communications will continue to keep you updated on developments. There will be a special section on infoCentre devoted to ongoing communications about these changes.

Q:	Upon closing, how will my EDS stock options be handled?

A:	Pursuant to the terms of the merger agreement, all EDS stock options that are outstanding at close will be converted to HP stock options on the closing date.

Options will be converted at an exchange ratio so the “in-the-money” or “out-of-the money” value will be retained. Also, other provisions in your EDS grant agreement(s) will generally be preserved. We will provide more information when it becomes available.

Q:	Can I exercise my EDS vested stock options now?

A:	Yes. You are able to exercise any vested EDS options. However, as always you are prohibited from exercising if you are in possession of material, non-public information.

Q:	What happens to my U.S. 401(k) account balance in EDS stock?

A:	In the event a merger occurs, any EDS stock held in your 401(k) account will be converted to cash on the closing date.

Q:	What is happening with the EDS Employee Stock Purchase Plan (ESPP)?

A:

Payroll deductions for employees currently participating in the ESPP will continue during the 2nd quarter of 2008, and the purchase will be made on the normal scheduled date. The plan will be suspended (i.e., no further payroll deductions/purchases will be made) beginning July 1, 2008. In the event a merger does not occur, we will reopen the ESPP to employee payroll deductions.

Q:	What happens to the shares in my Bank of New York (BNY) restricted account at close?

A:	Shares in your BNY account(s) will be treated the same as all other general shareholders. Specifically, these shares will be purchased by HP for cash at close – if a merger occurs. Any restrictions on these shares will be immediately lifted.

SOCIAL AND COMMUNITY AFFAIRS FAQs

Q.	Will HP continue to support EDS’ community involvement programs?

A:	HP intends to honor all existing EDS community commitments. HP respects the deep relationships and mutual pride and support that EDS and its communities have shared for more than 45 years. This is one of the reasons we see valuable cultural alignment between HP and EDS. HP’s own long-standing involvement in Palo Alto, California, demonstrates its appreciation for genuine community engagement. HP is committed to supporting the communities around the world in which it does business, and this will extend to EDS communities.

Q:	Will sponsorship of the EDS Byron Nelson Championship continue as planned through 2014 (a role EDS has played since 2003)?

A:	Yes, EDS will continue to sponsor and be active in this important charitable event.

Q:	Will EDS continue its agreement with Nobel Media to serve as Global Sponsor of the Nobel Prize Series, and with Nobel Web to serve as Global Technology Services Partner?

A:	Yes, The Nobel Prize Series is a major part of our cultural and innovation efforts and we remain proud to underwrite and provide technical support to this program.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

4. Memo to EDS Leaders

E-mail to EDS Leaders (job codes 1 and 2)

Subject Line: Leaders’ Packet to Discuss Acquisition with Employees

EDS and HP have reached a definitive agreement for EDS to be purchased by HP. We believe the pending acquisition will make EDS a stronger company for clients and employees. This is also a great transaction for our shareholders.

To talk with your teams and help answer their questions, we’ve prepared the following communications. Consider them to be the first in a series of business updates for you and your teams in the coming weeks and months. They include:

•	Announcement press release

•	Talking points

•	FAQs to discuss the announcement with employees

We realize this historic announcement will generate many questions. Some of them we can answer today; others we will address later as things progress. Right now, you should emphasize several key points to your teams:

•	HP will establish a new business group to be branded EDS – an HP company.

•	EDS’ headquarters will remain in Plano and the new business group will be led by EDS Chairman, President and CEO Ron Rittenmeyer.

•	We expect the transaction to be completed in the second half of 2008.

•	Most importantly, it will be business as usual at EDS until the agreement is finalized. We will continue to relentlessly pursue business and serve our clients well.

A global broadcast at 1 p.m. Central time, Wednesday, May 14, will be hosted by Ron Rittenmeyer. If at all possible, we ask that your teams watch the broadcast from designated GBN sites to prevent overloading our online systems from their desktops.

As leaders, we need you to ensure our business runs well. In the coming months, your organization must remain focused on achieving our targets.

We have commitments to keep to our employees, clients and shareholders.

Thank you for your support. Look for more updates in the near future.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

5. Investor and Security Analyst Talking Points

EDS/Ron Rittenmeyer CEO

Investor and Security Analyst Talking Points:

Objective of Investor Webcast:

•	Formal presentation of slides that explain deal (HP CEO – 15 minutes)

•	60 minutes of Q&A

•	HP CEO takes lead on most questions

•	HP valuation questions

•	HP accretion/dilution and impact on CY and future year numbers

•	HP’s perspective of deal from a strategic standpoint

•	Prospects for synergy, etc.

•	EDS CEO role:

•	Be the EDS expert

•	Provide support and enthusiasm for the deal and why it makes sense

•	Address valuation questions that are from the EDS perspective

Key Messages:

•	For current investors, provides an immediate premium of XX% and a XX% when measured over the trailing 3-month average price.

•	From a business/industry standpoint, the combination accelerates the vision of providing FULL-STACK INTEGRATION services to our clients.

•	Through HP, the combination will enable both of us to provide improved solutions and services to our clients in the “anywhere, anytime, always-on” IT world that is evolving.

•

EDS’ heritage has been developed from engineering, customer service and cooperation among IT partners. This will be maintained and combined with the largest technology company in the world who is a demonstrated leader in innovation, hardware, software and service.

Anticipated Q&A:

•	VALUATION: If EDS was on course to earn $1.70 EPS and $1.1B+ in FCF in 2010, at market multiples (~15X) that would suggest a share price in the $30 range. Why is this the right value?

•	The factors reviewed by the Board will be disclosed in the proxy statement for the transaction.

•	EDS will report 2Q08 in early August. Are any changes being made to your 2Q guidance?

•	At this time EDS is not updating its guidance

•	When did EDS discontinue its share buyback?

•	EDS reported its share buyback activity in its 1Q08 10-Q.

•	Program to date purchases were 14.2 million shares for $270 million.

•	(in conjunction with HP CEO) EDS shared its 2010 guidance/targets. Are these numbers good proxies for what we can assume should be added to the HP model?

•	HP should take the lead on this answer.

•

We have shared our 3-year plans with HP, but it is more prudent to address this question after regulatory approvals, the transaction closing and integration planning has been completed. At that time, HP will be in a position to share more details around the growth potential, synergies and efficiencies.

•	Can you share any information about operating synergies in the services business?

•	The assessment of the integrated portfolio will occur as part of the integration planning activities, and we will communicate changes and enhancements after the transaction closes.

•	What expanded services does this combination open up?

•	The assessment of the integrated portfolio will occur as part of the integration planning activities, and we will communicate changes and enhancements after the transaction closes.

•	Is there redundancy in data centers, network or other technical infrastructure that will be rationalized?

•	The assessment of the integrated portfolio will occur as part of the integration planning activities, and we will communicate changes and enhancements after the transaction closes.

•	What kind of shareholder approvals are necessary on both sides?

•	Approvals are required by the holders of a majority of EDS’ outstanding shares. The approval of HP’s stockholders is not required.

•	This deal is also subject to customary antitrust and competitive review; Hart Scott Rodino Antitrust Act, a review by the European Commission and other necessary antitrust approvals.

•	Will EDS’ financial results continue to be reported as a separate business unit that we can track?

•	HP to take the lead on this question.

•	Nothing changes until the transaction is complete. Thereafter, HP will announce any necessary changes.

•	How will the new entity go to market?

•

Between now and the closing of the transaction, there will be no changes in the day-to-day activities of the two companies. The assessment of the go-to-market strategy will occur as part of the integration planning activities.

•	How will the service lines be integrated between the two companies?

•	The integration planning process will assist in making final decision on the optimal fit.

•	Will this transaction result in layoffs within EDS, how many employees will be impacted?

•	No specific plans have been finalized. HP’s intention is to acquire an ongoing business, and clearly many employees are needed to continue to provide services to our clients.

•	After the approval process is completed and at the appropriate stage in the integration planning process, the most efficient organization will be constructed and decisions will be made thoughtfully.

•	Will EDS continue to own 61% of MphasiS?

•	MphasiS is a key asset in EDS’ business model and is expected to continue to be important after the combination of HP and EDS.

Anticipated Q&A that HP will handle:

•	What will happen to the EDS Board of Directors? Will any Directors sit on the acquiring company Board?

•	After the closing of the transaction, EDS will no longer be a public company requiring a Board of Directors.

•	The HP Board will make all Director nominations in accordance with the election process, approved by shareholders.

•	What kind of benefit will be seen in using combined cash for needed investments, R&D service line expansion?

•	There will be a continued commitment to the development of offerings and services that will enable profitable growth.

•	How does this change the competitive landscape in IT Services?

•	The IT Industry is very competitive, as is the IT Services sector.

•

Given that hardware, software, consulting companies/integrators and IT servicers are all moving into each others’ quadrants, it is not only increasingly competitive, but it demonstrates that clients are more than ever requiring solutions that are packaged and integrated.

•	This combination accelerates the work that EDS was doing in packaged solutions and integration services.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

6. Industry Analyst Briefing

INDUSTRY ANALYST BRIEFING

Charlie Feld/Shane Robison

Transaction points:

•	HP reached a definitive agreement to purchase EDS.

•	Largest transaction in the IT Services industry. Expected to be completed during 2nd half of CY 2008.

•	Move ensures a more competitive marketplace, providing customers with a globally scaled choice for managing their business technology needs.

•	Significant synergies are expected as a result of this combination.

•	Estimated market share for combined entity moves to ~20% for Applications outsourcing; ~10% for IT Outsourcing and ~5% for BPO. Will be either number 1 or number 2 in each segment.

Key General Messages:

•	For HP - optimal fit … enhances global scale and expands offerings.

•	Strengthens position with enterprise clients, offering a comprehensive suite of technology solutions that comprise both products and services.

•	EDS will contribute leading application and IT outsourcing capabilities to HP’s portfolio.

•	For EDS – can take advantage of the deep technology expertise, investments and R&D across the wide range of HP technologies.

•	HP, as the world’s largest technology company, has broad, global resources, a respected brand and a strong operational track record, which can enhance EDS – an HP company’s growth potential.

•	HP has a proven track record of successfully integrating scaled companies.

•	Customer Benefits –

•	A highly scaled business partner (business ally), offering one of the industry’s broadest portfolios of services and products that enable improved productivity and more efficient use of IT assets.

•	Access to one of the IT industry’s broadest portfolios, as well as HP’s $3.6 billion annual research budget, including the strengths of HP Labs, and operational best practices.

•	Partner Benefits –

•	Combination will broaden and deepen both companies’ relationships with partners.

•	The combination will preserve partners’ investments and experience with HP and EDS, as well as provide new opportunities with added scale.

•	HP will continue to cultivate a partner ecosystem; continues as a strategic part of HP’s business strategy.

Vision Messages for Industry Analysts:

•	The world is moving to self-service, placing more demands on existing and aging IT environments.

•	The combination of HP and EDS will accelerate and deepen the vision of being the only company that can:

•	Integrate all the older systems that are out there…

•	Modernize to current and future demands…

•	Ensure sophisticated levels of security and…

•	Deliver seamlessly with the focus on a rich client experience

•	The IT requirements are “anytime, anywhere” requiring INNOVATION and INTEGRATION within a secure environment.

•

“Coopetition” (coined word for competing and cooperating) is key to making this happen and good for customers. EDS will retain its Agility Alliance and is skilled at partnering. HP enhances and accelerates our vision.

•

Clients are looking for the next generation of IT services to be delivered as SaaS or through BPO or through segments of SOA (pre-integrated, pre-tuned, “Designed for Run” with high levels of quality).

•	Modernization is about INTEGRATION across the full IT and Applications stack covering all four key quadrants represented by Hardware, Software, Consulting/Integration and Services.

•	The combination (of HP & EDS) accelerates the progress being made.

•	HP & EDS can be the business partner who have the assets and capabilities to bring the realization of this vision to the marketplace.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

7. EDS Account Executive E-mail/Letter to Existing Clients

Dear Client,

As you may know, EDS and HP have reached a definitive agreement for EDS to be purchased by HP.

Following the acquisition, which is expected to be completed in the second half of 2008, HP will establish a new business group branded EDS – an HP company.

We believe this transaction will make EDS an even stronger company and will help us serve you in an even more effective manner. By combining with HP, we broaden our range of services and leverage the offerings, resources and R&D of the world’s largest technology company. We will continue to maintain our Agility Alliance combined with the broader offerings that HP adds, ensuring you receive the best solution at the best value.

Your business remains our top priority, and the transaction will not affect the way we serve your account. Your account team will continue to be there every hour of every day to support your mission. We will work hard to ensure the success of our relationship and to remain your business ally.

Above all, we will continue to honor our commitments so you can keep yours.

We remain dedicated to providing you with top-quality service at a competitive price, and that will not change when the transaction goes through.

Please do not hesitate to call me with any questions. I will contact you soon.

Best regards,

(NAME – Account Executive or appropriate client contact)

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

8. Email to EDS Pursuits (Potential Clients)

Dear [insert name],

As you may know, EDS and HP have reached a definitive agreement for EDS to be purchased by HP.

Following the acquisition, which is expected to be completed in the second half of 2008, HP will establish a new business group, branded EDS – an HP company.

We believe this transaction will make EDS an even stronger company and will help us serve you in an even more effective manner. By combining with HP, we broaden our range of services and will leverage the offerings, resources and R&D of the world’s largest technology company. We will continue to maintain our Agility Alliance combined with the broader offerings that HP adds, ensuring you will receive the best solution at the best value.

Until the transaction is completed, we will continue to operate as a separate and independent company, and we ask you to continue to judge us on our own merits. Of course, we want to earn your business, but that is a choice you must make for yourself.

Above all, we will remain dedicated to providing you with top quality service at a competitive price … and that will not change when the transaction goes through.

I will reach out to you shortly. In the meantime, please do not hesitate to call me with any questions.

Best regards,

(NAME OF PURSUIT LEADER/KEY CONTACT)

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

9. Agility Alliance Talking Points

Alliance Talking Points for External/Internal Use

•	Committed to Agility Alliance – HP to play larger role.

•	Transaction creates a global organization with unparalleled assets.

•	Not a new path for EDS … just an acceleration of the current one.

•	EDS point of view has evolved from:

•	Everything to everyone – technology agnostic TO …

•	Agile Enterprise Platform/Agility Alliance – Manage everything w/a point of view based on standardization/simplification TO …

•	NOW – Integrated solutions delivered as a service (network, hardware, software)

•	Have already started investing in software … software as a service and a “Designed for Run” approach to applications … this transaction accelerates and is a natural extension to these initiatives.

•	At the same time, EDS’ bedrock remains and will remain its commitment to quality and its zero-outage mentality.

•	Our approach is essential in this new era in IT:

•	Leading global hardware and software players are assembling players … are assembling portfolio of assets, including hardware, software and services.

•

Era of “coopetition” … one day you partner with a provider, the next day you compete with it … it’s all about coming together in the best interest of the client/customer … and that’s good for the market.

•	In the end, this transaction accelerates the creation of our own stack of hardware, software and network assets.

•	We see our advantages (vs. IBM GS) as better integration, a robust network services capability … and our DNA … EDS’ DNA is SERVICES (and practical innovation) not HARDWARE.

•	HP’s DNA is innovation.

•	Compelling combination that only enhances our ability to provide end-to-end solutions focused on innovation and economics, not simply brands.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

10. Email to EDS Account Executives

E-mail to Account Executives

Subject Line: AE Packet for Client and Pursuit Discussions Regarding Acquisition

EDS and HP have reached a definitive agreement for EDS to be purchased by HP. We believe the pending acquisition will make EDS a stronger company for clients and employees. This is also a great transaction for our shareholders.

To help you discuss this historic announcement with clients, we’ve prepared the attached communications. Consider them to be the first in a series of business updates in the coming weeks and months. They include:

•	Announcement press release

•	EDS key messages

•	FAQs for client and pursuits, as well as general/financial Q&As

•	Existing client letter for use in communicating with clients

•	Prospective client/pursuit letter for use in communicating on deals

We realize this industry-defining move will generate questions from your clients. Some of them we can answer today; others we will address later as things progress.

Until the agreement is final, remember it’s business as usual for us at EDS. We have a global business to run, services to deliver and deals to win.

Of course, we want to know what your clients are saying about the pending acquisition. Please use this link to fill out a brief client-feedback survey. Please let us know if you require additional executive support to engage with them. Also, you can send client comments to the Account Exec Mailcentre – a new mailbox established for client feedback. (link)

We will use clients’ comments to shape future communications to best answer their questions and concerns.

We encourage frequent communications with your clients and account teams as the agreement is finalized. Only use the messaging we provide you when talking with clients and your teams. As a company, we must tell a consistent story across the board.

Your involvement is critical to ensure client confidence in EDS and demonstrate our ongoing commitment to deliver high-quality service.

To give you more insight into the announcement, a global broadcast at 1 p.m. central time, Wednesday, May 14, will be hosted by EDS Chairman, President and CEO Ron Rittenmeyer.

If at all possible, we ask that your teams watch the broadcast from designated GBN sites to prevent overloading our online systems.

Thank you for your support. Look for more updates in the near future.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

11. EDS Key Messages and Talking Points

EDS Key Messages and Talking Points

For use with the media, employees and other stakeholders

EDS Overarching Key Messages

•	Great transaction for EDS and HP and their shareholders, customers, employees and partners.

•	Combines strengths of the company that founded the IT services industry with those of the world’s largest technology company.

•	Creates global organization with unparalleled assets … commitment to service, quality and innovation in both companies’ DNA.

•

EDS retains the brand it built over 45 years … HP will establish a new business group, EDS – an HP company, which will be headquartered in Plano, Texas, and led by EDS Chairman, President and CEO Ron Rittenmeyer.

•	Enhances EDS’ ability to provide end-to-end solutions focused on innovation and economics ... preserves, builds on and evolves the EDS Agility Alliance.

•	Core strength will always remain unwavering commitment to customers … with quality and a zero-outage mentality as the bedrock.

EDS Talking Points

•	Tremendous opportunities … largest IT services acquisition in history.

•

This transaction is in the best interest of our shareholders and will benefit our clients and employees. The combination will enhance our competitiveness, innovation, overall capabilities and drive the long-term success of our organization.

•	HP/EDS combination would have annual revenues approaching $130 billion, with nearly $40 billion in services (2007 figures).

•	Complementary cultures … both companies built through entrepreneurial spirit … both share a commitment to providing their customers tremendous quality and practical innovation.

•	EDS will gain access to tremendous resources – including HP’s $3.6 billion R&D budget—and some of the world’s most innovative technologies, while retaining our own brand.

•	The new business group will operate as EDS – an HP Company, and will be headquartered in Plano, Texas.

•	Our commitment to our clients and quality will not change, and we will still tailor our solutions to our clients’ needs.

•

Our Agility Alliance will be significantly strengthened by this transaction. We will benefit from additional hardware and software and other skilled resources provided by HP. As always, our solutions will be predicated on providing the best technologies and services.

•	Obviously, we will need to make changes to our organizations as the companies blend together. This will mean continued focus on cost efficiencies and making business adjustments as appropriate.

•	These changes will be process-oriented and thoughtful, and always focused on our end goal of providing superior solutions at the right value to our clients.

•	Our clients will receive the same unwavering commitment to service quality from the new business group.

•	In the end, this combination will make us stronger, more innovative and enhance our ability to provide our clients with technology solutions that drive their business success.

•

Until this transaction is closed – which we expect will occur in the second half of 2008 – we will operate as separate and independent companies. Where we are in competition with HP, we will remain in competition with HP and aggressively compete to win.

•

We recognize that employees, clients and shareholders will have numerous questions regarding the transaction. Many questions simply don’t have answers at this point. Integration teams will be hard at work over the coming months and key decisions will be communicated when appropriate and in a timely manner.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.

12. Email to EDS Sales Executives

E-mail to Sales Executives

Subject Line: For Pursuit Discussions Regarding Pending Acquisition

EDS and HP have reached a definitive agreement for EDS to be purchased by HP. We believe the pending acquisition will make EDS a stronger company for clients and employees. This is also a great transaction for our shareholders.

To help you discuss this historic announcement with prospective clients, we’ve prepared the following communications, which are available on the Sales Network. Consider them to be the first in a series of business updates in the coming weeks and months. They include:

•	Announcement press release

•	EDS talking points

•	FAQs for client and pursuits, as well as general/financial Q&As

•	Prospective client/pursuit letter for use in communicating on deals

We realize this industry-defining move will generate questions with your pursuits. Some of them we can answer today; others we will address later as things progress.

Until the agreement is final, it will be business as usual. We will continue to deliver top-quality service to our clients and relentlessly pursue new business. We remain in direct competition with HP on a number of deals – and must go all out to win every pursuit to achieve our targets.

Of course, we want to know what your clients are saying about the pending acquisition. Please use this link to fill out a brief client-feedback survey. Also, let us know if you require additional executive support to engage with them.

We will use prospective clients’ comments to shape future communications to best answer their questions and concerns.

We encourage frequent communications within your pursuit teams as the agreement is finalized. Only use the messaging we provide you when talking with your teams and prospects. As a company, we must tell a consistent story across the board.

Your involvement is critical to ensure client confidence in EDS and demonstrate our ongoing commitment to deliver high-quality service.

To give you more insight into the announcement, a global broadcast at 1 p.m. Wednesday, May 14, will be hosted by EDS Chairman, President and CEO Ron Rittenmeyer. If at all possible, we ask that your teams watch the broadcast from designated GBN sites to prevent overloading our online systems.

Thank you for your support. Look for more updates in the near future.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this document, including EDS’ future expectations, beliefs, goals or prospects, and any statements that are not statements of historical facts are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include: (i) the conditions to the completion of the proposed merger may not be satisfied, or the regulatory approvals and clearances required for the proposed merger may not be obtained on the terms expected or on the anticipated schedule (if at all); (ii) the parties’ ability to meet expectations regarding the timing for completion of the proposed merger; (iii) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all; (iv) operating costs, customer loss and business disruption may be greater than expected following the transaction; (v) the retention of certain key employees at EDS; and (vi) the outcome of any legal proceedings that may be instituted against EDS and others following the announcement of the merger agreement. These factors, and other important factors that could affect these outcomes are set forth in EDS’ most recently filed Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission, in each case under the heading “Forward-Looking Statements” and/or “Risk Factors.” Such discussions regarding risk factors and forward-looking statements are incorporated herein by reference. EDS assumes no obligation to update or revise any forward-looking statement in this document, and such forward-looking statements speak only as of the date hereof.

Important Additional Information Regarding the Merger will be filed with the SEC

In connection with the proposed merger, EDS will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be sent to EDS stockholders, who are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the merger and the parties to the merger. EDS investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to EDS’ Investors page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Dr., Plano, TX 75024 — Attention: Investor Relations.

EDS and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of EDS in connection with the proposed merger. Information about EDS and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on EDS’ Investors page on its corporate website at www.eds.com. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed merger when it becomes available.